AGREEMENT OF MERGER
                                   OF
                         AQUACHLOR MARKETING, INC.
                          (A Utah Corporation)
                                  AND
                        AQUACHLOR MARKETING, INC.
                         (A Nevada Corporation)


        This Agreement of Merger entered into between AQUACHLOR MARKETING, INC., a Utah Corporation, herein ("Merging Corporation") and AQUACHLOR MARKETING, INC. herein ("Surviving Corporation").
       1.  Merging Corporation shall be merged into Surviving Corporation.
       2. Each outstanding share of Merging Corporation shall be converted to each share of Surviving Corporation.
       3. The Merging Corporation shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.
       4. The effect of this merger and the effective date of the merger are as prescribed by law.

IN WITNESS WHEREOF the parties have executed this Agreement.

                                         STATE OF UTAH      )
                                                   )
                                         COUNTY OF SALT LAKE)
AQUACHLOR MARKETING INC.
(A Utah Corporation)                     I, THE UNDERSIGNED, A NOTARY PUBLIC
                                         COMMISSION TO TAKE ACKNOWLEDGMENT
by:/s/Frank J. Scoville                  AND ADMINISTER OATH IN THE STATE OF
----------------------------             UTAH, DO HEREBY CERTIFY THAT ON THIS
Frank J. Scoville, President             DAY, PERSONALLY APPEARED BEFORE ME
                                         FRANK J. SCOVILLE AND ANN SCOVILLE
by:/s/Ann Scoville                       BEING THE MAJORITY DIRECTORS REFERRED
----------------------------             TO IN THIS INSTRUMENT, PERSONALLY
Ann Scoville, Secretary                  APPEARED BEFORE ME AND WHO BEING BY
                                         ME FIRST DULY SWORN, SEVERALLY
AQUACHLOR MARKETING, INC.                DECLARED THAT THEY ARE THE PERSONS
(A Nevada Corporation)                   WHO SIGNED THE FOREGOING INSTRUMENT
                                         CONTAINED THAT THE STATEMENT THEREIN
by:/s/Frank J. Scoville                  CONTAINED ARE TRUE.
----------------------------
Frank J. Scoville, President

by:/s/Ann Scoville                       /s/Cynthia O. Duscoll
----------------------------             ---------------------
Ann Scoville, Secretary                  Notary